Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement

Fourth Quarter 2018

Table of Contents
Financial Results
	1	Key Metrics
	2	Condensed Statements of Operations
	3	Balance Sheets

Earnings and Select Metrics from Business Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings

Other Information
	17	DAC and VOBA and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Select Actual and Preliminary Statutory Financial Results

Appendix
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Equity to Adjusted Return on Equity
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Net income (loss) available to shareholders	$1,442	$(271)	$(239)	$(67)	$668
Adjusted earnings (1)	$186	$270	$153	$283	$992
Total corporate expenses (2)	$233	$242	$288	$230	$287

Stockholders' Equity
Ending Brighthouse Financial, Inc.’s stockholders’ equity	$14,418	$12,884	$13,435	$13,608	$14,515
Ending AOCI (3)	716	552	815	801	1,676
Ending Brighthouse Financial, Inc.’s stockholders’ equity, excluding AOCI (3)	$13,702	$12,332	$12,620	$12,807	$12,839

Return on Equity
Return on equity	6.3%	0.7%	(4.0)%	(0.7)%	(2.5)%
Return on equity, excluding AOCI (1)	6.7%	0.7%	(4.5)%	(0.7)%	(2.8)%
Adjusted return on equity (1)	6.9%	13.5%	5.8%	7.0%	6.9%

Earnings Per Common Share, Diluted
Net income (loss) available to shareholders per common share (4)	$12.14	$(2.26)	$(2.01)	$(0.56)	$5.57
Adjusted earnings per common share (1)	$1.56	$2.23	$1.27	$2.36	$8.28
Weighted average common shares outstanding	118,685,082	120,641,572	120,200,149	119,773,106	119,773,106

Book Value Per Common Share
Book value per common share (1)	$122.67	$108.45	$112.17	$113.61	$121.19
Book value per common share, excluding AOCI (1)	$116.58	$103.80	$105.37	$106.93	$107.19
Ending common shares outstanding	117,532,336	118,800,611	119,773,106	119,773,106	119,773,106

(1) See definitions for non-GAAP and other financial disclosures in the Appendix beginning on Page A-2.
(2) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(3) Ending AOCI and Ending Brighthouse Financial, Inc.'s stockholders' equity, excluding AOCI, have been recast as of December 31, 2017 to conform to amounts presented in Brighthouse Financial, Inc.'s annual report on Form 10-K for the year ended December 31, 2017. The change was made as a result of the adoption of accounting guidance related to the accounting for deferred taxes that was issued subsequent to the filing of the Q4 2017 Financial Supplement.

(4) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

Condensed Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
Revenues	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Premiums	$223	$225	$223	$229	$233	$900	$863
Universal life and investment-type product policy fees	899	972	962	1,002	963	3,835	3,898
Net investment income	862	853	806	817	769	3,338	3,078
Other revenues	89	105	98	105	322	397	651
Revenues before NIGL and NDGL	2,073	2,155	2,089	2,153	2,287	8,470	8,490
Net investment gains (losses)	(86)	(42)	(75)	(4)	6	(207)	(28)
Net derivative gains (losses)	2,039	(691)	(312)	(334)	(413)	702	(1,620)
Total revenues	$4,026	$1,422	$1,702	$1,815	$1,880	$8,965	$6,842

Expenses
Interest credited to policyholder account balances	$270	$273	$269	$267	$273	$1,079	$1,111
Policyholder benefits and claims	899	822	813	738	904	3,272	3,636
Amortization of DAC and VOBA	469	30	246	305	231	1,050	227
Interest expense on debt	45	40	36	37	37	158	153
Other expenses	556	625	655	581	657	2,417	2,330
Total expenses	2,239	1,790	2,019	1,928	2,102	7,976	7,457
Income (loss) before provision for income tax	1,787	(368)	(317)	(113)	(222)	989	(615)
Provision for income tax expense (benefit)	345	(99)	(79)	(48)	(890)	119	(237)
Net income (loss)	1,442	(269)	(238)	(65)	668	870	(378)
Less: Net income (loss) attributable to noncontrolling interests	—	2	1	2	—	5	—
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$1,442	$(271)	$(239)	$(67)	$668	$865	$(378)

Financial Supplement	3

Balance Sheets (Unaudited, in millions)

	As of
ASSETS	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Investments:
Fixed maturity securities available-for-sale	$62,608	$62,279	$62,343	$63,178	$64,991
Equity securities (1)	140	150	153	160	161
Mortgage loans, net	13,694	13,033	12,337	11,308	10,742
Policy loans	1,421	1,443	1,458	1,517	1,523
Real estate joint ventures	451	444	449	441	433
Other limited partnership interests	1,840	1,765	1,706	1,700	1,669
Short-term investments	—	116	177	293	312
Other invested assets (1)	3,027	2,099	2,305	2,452	2,507
Total investments	83,181	81,329	80,928	81,049	82,338
Cash and cash equivalents	4,145	2,144	2,135	1,888	1,857
Accrued investment income	724	675	607	640	601
Reinsurance recoverables	12,929	12,683	12,745	12,746	12,763
Premiums and other receivables	768	868	848	781	762
DAC and VOBA	5,717	6,050	5,968	6,083	6,286
Current income tax recoverable	1	878	814	832	740
Other assets	573	583	580	593	588
Separate account assets	98,256	111,736	111,587	114,385	118,257
Total assets	$206,294	$216,946	$216,212	$218,997	$224,192
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$36,209	$35,748	$35,816	$36,223	$36,616
Policyholder account balances	40,054	39,446	38,407	37,940	37,783
Other policy-related balances	3,000	2,907	2,941	2,991	2,985
Payables for collateral under securities loaned and other transactions	5,057	4,043	4,265	4,244	4,169
Long-term debt	3,963	3,966	3,607	3,609	3,612
Current income tax payable	15	—	—	—	—
Deferred income tax liability	972	576	684	752	927
Other liabilities	4,285	5,575	5,405	5,180	5,263
Separate account liabilities	98,256	111,736	111,587	114,385	118,257
Total liabilities	191,811	203,997	202,712	205,324	209,612
Equity
Common stock	1	1	1	1	1
Additional paid-in capital	12,473	12,469	12,444	12,432	12,432
Retained earnings (deficit)	1,346	(96)	175	374	406
Treasury stock	(118)	(42)	—	—	—
Accumulated other comprehensive income (loss)	716	552	815	801	1,676
Total Brighthouse Financial, Inc.’s stockholders’ equity	14,418	12,884	13,435	13,608	14,515
Noncontrolling interests	65	65	65	65	65
Total equity	14,483	12,949	13,500	13,673	14,580
Total liabilities and equity	$206,294	$216,946	$216,212	$218,997	$224,192

(1) The Company reclassified $71 million as of December 31, 2017 of FHLB common stock from equity securities to other invested assets, principally at estimated fair value, to conform to current presentation.

Earnings and Select
Metrics from
Business Segments and Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended December 31, 2018
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$44	$155	$1	$23	$223
Universal life and investment-type product policy fees	594	61	180	(3)	832
Net investment income	398	115	331	19	863
Other revenues	78	4	6	1	89
Total adjusted revenues	$1,114	$335	$518	$40	$2,007

Adjusted expenses
Interest credited to policyholder account balances	$147	$25	$98	$—	$270
Policyholder benefits and claims	174	153	351	16	694
Amortization of DAC and VOBA	198	35	—	3	236
Interest expense on debt	—	—	—	45	45
Other operating costs	387	42	47	80	556
Total adjusted expenses	906	255	496	144	1,801
Adjusted earnings before provision for income tax	208	80	22	(104)	206
Provision for income tax expense (benefit)	33	16	4	(33)	20
Adjusted earnings after provision for income tax	175	64	18	(71)	186
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Adjusted earnings	$175	$64	$18	$(71)	$186

	For the Three Months Ended December 31, 2017
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$33	$172	$—	$28	$233
Universal life and investment-type product policy fees	645	81	169	(3)	892
Net investment income	329	79	339	33	780
Other revenues	93	1	8	222	324
Total adjusted revenues	$1,100	$333	$516	$280	$2,229

Adjusted expenses
Interest credited to policyholder account balances	$148	$48	$76	$—	$272
Policyholder benefits and claims	153	187	493	14	847
Amortization of DAC and VOBA	102	33	1	5	141
Interest expense on debt	—	—	—	38	38
Other operating costs	422	58	71	105	656
Total adjusted expenses	825	326	641	162	1,954
Adjusted earnings before provision for income tax	275	7	(125)	118	275
Provision for income tax expense (benefit)	67	2	(45)	(741)	(717)
Adjusted earnings after provision for income tax	208	5	(80)	859	992
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Adjusted earnings	$208	$5	$(80)	$859	$992

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Cont.) (Unaudited, in millions)

	For the Year Ended December 31, 2018
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$185	$616	$1	$98	$900
Universal life and investment-type product policy fees	2,491	317	776	(13)	3,571
Net investment income	1,536	449	1,310	57	3,352
Other revenues	355	7	25	10	397
Total adjusted revenues	$4,567	$1,389	$2,112	$152	$8,220

Adjusted expenses
Interest credited to policyholder account balances	$593	$113	$372	$—	$1,078
Policyholder benefits and claims	607	655	1,595	64	2,921
Amortization of DAC and VOBA	505	95	—	16	616
Interest expense on debt	—	—	—	158	158
Other operating costs	1,629	241	202	345	2,417
Total adjusted expenses	3,334	1,104	2,169	583	7,190
Adjusted earnings before provision for income tax	1,233	285	(57)	(431)	1,030
Provision for income tax expense (benefit)	210	57	(14)	(120)	133
Adjusted earnings after provision for income tax	1,023	228	(43)	(311)	897
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	5	5
Adjusted earnings	$1,023	$228	$(43)	$(316)	$892

	For the Year Ended December 31, 2017
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$175	$578	$1	$109	$863
Universal life and investment-type product policy fees	2,545	373	713	(13)	3,618
Net investment income	1,277	342	1,399	192	3,210
Other revenues	373	22	34	222	651
Total adjusted revenues	$4,370	$1,315	$2,147	$510	$8,342

Adjusted expenses
Interest credited to policyholder account balances	$605	$156	$347	$—	$1,108
Policyholder benefits and claims	734	664	1,367	62	2,827
Amortization of DAC and VOBA	80	223	7	20	330
Interest expense on debt	—	—	23	132	155
Other operating costs	1,565	265	256	239	2,325
Total adjusted expenses	2,984	1,308	2,000	453	6,745
Adjusted earnings before provision for income tax	1,386	7	147	57	1,597
Provision for income tax expense (benefit)	369	(9)	43	274	677
Adjusted earnings after provision for income tax	1,017	16	104	(217)	920
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Adjusted earnings	$1,017	$16	$104	$(217)	$920

Financial Supplement	7

Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
Adjusted revenues	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Premiums	$44	$48	$48	$45	$33	$185	$175
Universal life and investment-type product policy fees	594	625	632	640	645	2,491	2,545
Net investment income	398	399	376	363	329	1,536	1,277
Other revenues	78	88	90	99	93	355	373
Total adjusted revenues	$1,114	$1,160	$1,146	$1,147	$1,100	$4,567	$4,370

Adjusted expenses
Interest credited to policyholder account balances	$147	$152	$148	$146	$148	$593	$605
Policyholder benefits and claims	174	72	181	180	153	607	734
Amortization of DAC and VOBA	198	40	124	143	102	505	80
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	387	409	427	406	422	1,629	1,565
Total adjusted expenses	906	673	880	875	825	3,334	2,984
Adjusted earnings before provision for income tax	208	487	266	272	275	1,233	1,386
Provision for income tax expense (benefit)	33	86	45	46	67	210	369
Adjusted earnings	$175	$401	$221	$226	$208	$1,023	$1,017

Financial Supplement	8

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE & SHIELD ANNUITIES ACCOUNT VALUE (1)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Account value, beginning of period	$116,985	$116,283	$117,178	$120,333	$118,574
Deposits	1,295	1,243	1,129	1,074	1,128
Withdrawals, surrenders and contract benefits	(2,789)	(2,754)	(2,877)	(2,853)	(2,799)
Net flows (2)	(1,494)	(1,511)	(1,748)	(1,779)	(1,671)
Investment performance (3)	(9,711)	2,953	1,568	(695)	4,129
Policy charges and other	(691)	(740)	(715)	(681)	(699)
Account value, end of period	$105,089	$116,985	$116,283	$117,178	$120,333

FIXED ANNUITIES ACCOUNT VALUE (4)
Account value, beginning of period	$13,225	$13,112	$13,036	$13,062	$13,123
Deposits	439	330	305	205	232
Withdrawals, surrenders and contract benefits	(963)	(296)	(308)	(320)	(374)
Net flows (2)	(524)	34	(3)	(115)	(142)
Interest credited	94	105	105	105	106
Other	(25)	(26)	(26)	(16)	(25)
Account value, end of period	$12,770	$13,225	$13,112	$13,036	$13,062

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,517	$4,561	$4,547	$4,541	$4,544

(1) Includes general account and separate account.
(2) Deposits and withdrawals include policy exchanges.
(3) Includes imputed interest on indexed annuities and the interest credited on the general account investment option of variable products.
(4) Includes fixed income annuities.

Financial Supplement	9

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
VARIABLE & INDEXED ANNUITY SALES	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Shield Annuities (1)	$924	$867	$723	$729	$794	$3,243	$2,475
GMWB/GMAB	220	218	237	183	173	858	812
GMDB only	81	84	96	92	94	353	408
GMIB	20	22	33	32	36	107	155
Total variable & indexed annuity sales	$1,245	$1,191	$1,089	$1,036	$1,097	$4,561	$3,850

FIXED ANNUITY SALES
Fixed indexed annuities (2)	$368	$302	$272	$173	$203	$1,115	$272
Fixed deferred annuities	73	28	36	34	32	171	165
Single premium immediate annuities	8	16	13	9	6	46	33
Other fixed annuities	4	4	2	4	3	14	21
Total fixed annuity sales	$453	$350	$323	$220	$244	$1,346	$491

(1) Shield Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 90% of gross sales assumed via reinsurance agreements.

Financial Supplement	10

Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
Adjusted revenues	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Premiums	$155	$152	$151	$158	$172	$616	$578
Universal life and investment-type product policy fees	61	77	76	103	81	317	373
Net investment income	115	115	111	108	79	449	342
Other revenues	4	2	1	—	1	7	22
Total adjusted revenues	$335	$346	$339	$369	$333	$1,389	$1,315

Adjusted expenses
Interest credited to policyholder account balances	$25	$29	$28	$31	$48	$113	$156
Policyholder benefits and claims	153	169	168	165	187	655	664
Amortization of DAC and VOBA	35	8	23	29	33	95	223
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	42	62	74	63	58	241	265
Total adjusted expenses	255	268	293	288	326	1,104	1,308
Adjusted earnings before provision for income tax	80	78	46	81	7	285	7
Provision for income tax expense (benefit)	16	17	9	15	2	57	(9)
Adjusted earnings	$64	$61	$37	$66	$5	$228	$16

Financial Supplement	11

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Variable universal and universal life account value, beginning of period	$2,753	$2,758	$2,763	$2,775	$2,800
Premiums and deposits (1)	64	58	62	66	66
Surrenders and contract benefits	(31)	(29)	(44)	(43)	(49)
Net flows	33	29	18	23	17
Net transfers from (to) separate account	8	12	17	14	7
Interest credited	27	28	29	26	30
Policy charges and other	(74)	(74)	(69)	(75)	(79)
Variable universal and universal life account value, end of period	$2,747	$2,753	$2,758	$2,763	$2,775

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$5,351	$5,222	$5,174	$5,250	$5,107
Premiums and deposits	59	57	59	62	60
Surrenders and contract benefits	(63)	(67)	(67)	(68)	(69)
Net flows	(4)	(10)	(8)	(6)	(9)
Investment performance	(603)	207	133	(2)	215
Net transfers from (to) general account	(8)	(12)	(17)	(14)	(7)
Policy charges and other	(57)	(56)	(60)	(54)	(56)
Variable universal life account value, end of period	$4,679	$5,351	$5,222	$5,174	$5,250

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	12

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
LIFE SALES	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Whole life	$—	$1	$1	$—	$—	$2	$15
Term life	—	1	1	1	1	3	12
Variable universal life	—	—	—	—	—	—	3
Universal life without secondary guarantees	1	—	—	1	2	2	6
Total life sales	$1	$2	$2	$2	$3	$7	$36

	As of
LIFE INSURANCE IN-FORCE	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Whole Life
Life Insurance in-force, before reinsurance	$21,804	$22,127	$22,467	$22,890	$23,204
Life Insurance in-force, net of reinsurance	$3,648	$3,690	$3,713	$3,764	$3,820

Term Life
Life Insurance in-force, before reinsurance	$433,058	$438,564	$443,532	$448,431	$453,804
Life Insurance in-force, net of reinsurance	$328,876	$332,204	$335,524	$338,841	$342,487

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$56,882	$58,108	$58,837	$59,625	$60,514
Life Insurance in-force, net of reinsurance	$40,052	$41,279	$41,146	$41,601	$42,009

Financial Supplement	13

Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
Adjusted revenues	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Premiums	$1	$—	$—	$—	$—	$1	$1
Universal life and investment-type product policy fees	180	208	189	199	169	776	713
Net investment income	331	322	314	343	339	1,310	1,399
Other revenues	6	6	7	6	8	25	34
Total adjusted revenues	$518	$536	$510	$548	$516	$2,112	$2,147

Adjusted expenses
Interest credited to policyholder account balances	$98	$92	$92	$90	$76	$372	$347
Policyholder benefits and claims	351	532	365	347	493	1,595	1,367
Amortization of DAC and VOBA	—	—	—	—	1	—	7
Interest expense on debt	—	—	—	—	—	—	23
Other operating costs	47	46	61	48	71	202	256
Total adjusted expenses	496	670	518	485	641	2,169	2,000
Adjusted earnings before provision for income tax	22	(134)	(8)	63	(125)	(57)	147
Provision for income tax expense (benefit)	4	(29)	(2)	13	(45)	(14)	43
Adjusted earnings	$18	$(105)	$(6)	$50	$(80)	$(43)	$104

Financial Supplement	14

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Account value, beginning of period	$6,185	$6,204	$6,235	$6,285	$6,292
Premiums and deposits (1)	190	189	202	197	199
Surrenders and contract benefits	(38)	(26)	(44)	(69)	(27)
Net flows	152	163	158	128	172
Interest credited	60	60	58	59	59
Policy charges and other	(243)	(242)	(247)	(237)	(238)
Account value, end of period	$6,154	$6,185	$6,204	$6,235	$6,285

	As of
LIFE INSURANCE IN-FORCE	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$80,356	$80,963	$81,479	$82,126	$82,747
Life Insurance in-force, net of reinsurance	$37,601	$37,029	$36,619	$36,870	$37,133

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	15

Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
Adjusted revenues	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Premiums	$23	$25	$24	$26	$28	$98	$109
Universal life and investment-type product policy fees	(3)	(3)	(4)	(3)	(3)	(13)	(13)
Net investment income	19	16	11	11	33	57	192
Other revenues	1	9	—	—	222	10	222
Total adjusted revenues	$40	$47	$31	$34	$280	$152	$510

Adjusted expenses
Interest credited to policyholder account balances	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	16	15	19	14	14	64	62
Amortization of DAC and VOBA	3	5	3	5	5	16	20
Interest expense on debt	45	39	37	37	38	158	132
Other operating costs	80	105	96	64	105	345	239
Total adjusted expenses	144	164	155	120	162	583	453
Adjusted earnings before provision for income tax	(104)	(117)	(124)	(86)	118	(431)	57
Provision for income tax expense (benefit)	(33)	(32)	(26)	(29)	(741)	(120)	274
Adjusted earnings after provision for income tax	(71)	(85)	(98)	(57)	859	(311)	(217)
Less: Net income (loss) attributable to noncontrolling interests	—	2	1	2	—	5	—
Adjusted earnings	$(71)	$(87)	$(99)	$(59)	$859	$(316)	$(217)

Other
Information

Financial Supplement	17

DAC and VOBA and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Balance, beginning of period	$6,050	$5,968	$6,083	$6,286	$6,414
Capitalization	87	83	76	76	73
Amortization:
Related to net investment gains (losses) and net derivative gains (losses) (1)	(233)	22	(96)	(128)	(90)
Notable items, included in adjusted expenses	—	96	—	—	—
Other amortization, included in adjusted expenses	(236)	(148)	(150)	(177)	(140)
Total amortization	(469)	(30)	(246)	(305)	(230)
Unrealized investment gains (losses)	49	29	55	26	29
Other	—	—	—	—	—
Balance, end of period	$5,717	$6,050	$5,968	$6,083	$6,286
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Annuities	$4,550	$4,874	$4,783	$4,873	$5,046
Life	1,051	1,056	1,061	1,082	1,106
Run-off	5	5	5	5	6
Corporate & Other	111	115	119	123	128
Total DAC and VOBA	$5,717	$6,050	$5,968	$6,083	$6,286

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Net derivative gains (losses):
Variable annuity embedded derivatives	$(146)	$(40)	$196	$503	$190
Variable annuity hedges	1,844	(591)	(510)	(371)	(548)
ULSG hedges	217	(130)	(63)	(448)	(43)
Other hedges and embedded derivatives	123	68	62	(26)	(23)
Subtotal	2,038	(693)	(315)	(342)	(424)
Investment hedge adjustments	1	2	3	8	11
Total net derivative gains (losses)	$2,039	$(691)	$(312)	$(334)	$(413)

(1) Includes amounts related to GMIB fees and GMIB costs that are also included as an adjustment from net income (loss) to adjusted earnings.

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Actuarial items and other insurance adjustments	$(26)	$(25)	$—	$(32)	$91
Establishment costs	39	69	44	37	47
Separation related transactions	—	—	—	—	14
Tax reform adjustment (1)	—	—	—	—	(947)
Total notable items (2)	$13	$44	$44	$5	$(795)

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$(12)	$(154)	$—	$—	$—
Life	—	(11)	—	(16)	—
Run-off	(14)	140	—	(16)	91
Corporate & Other	39	69	44	37	(886)
Total notable items (2)	$13	$44	$44	$5	$(795)

(1) The notable item for the three months ended December 31, 2017 includes a reduction of $222 million in a tax-related obligation to our former parent, MetLife, Inc.
(2) Notable items reflect the negative (positive) after-tax impact to adjusted earnings of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Total Quarterly VA separate account gross returns	(9.23)%	3.02%	1.76%	(0.51)%	4.04%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	24.83%	26.06%	25.61%	25.24%	25.28%
Percent allocated to bond funds/other funds	8.79%	8.02%	8.14%	8.26%	8.16%
Percent allocated to target volatility funds	23.05%	22.62%	22.74%	22.69%	22.71%
Percent allocated to balanced funds	43.33%	43.30%	43.51%	43.81%	43.85%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	December 31, 2018		December 31, 2017
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$24,473	28.02%	$22,957	27.27%
U.S. government and agency securities	9,095	10.41%	16,292	19.35%
Residential mortgage-backed securities	8,547	9.79%	7,977	9.47%
Foreign corporate securities	8,026	9.19%	7,023	8.34%
State and political subdivision securities	3,597	4.12%	4,181	4.97%
Commercial mortgage-backed securities	5,248	6.01%	3,423	4.07%
Asset-backed securities	2,126	2.44%	1,829	2.17%
Foreign government securities	1,496	1.71%	1,309	1.55%
Total fixed maturity securities	62,608	71.69%	64,991	77.19%
Equity securities (1)	140	0.16%	161	0.19%
Mortgage loans:
Commercial mortgage loans (2)	8,529	9.77%	7,375	8.76%
Agricultural mortgage loans	2,946	3.37%	2,276	2.70%
Residential mortgage loans	2,276	2.61%	1,138	1.35%
Valuation allowances	(57)	(0.07)%	(47)	(0.06)%
Total mortgage loans, net	13,694	15.68%	10,742	12.75%
Policy loans	1,421	1.63%	1,523	1.81%
Real estate joint ventures	451	0.52%	433	0.51%
Other limited partnership interests	1,840	2.11%	1,669	1.98%
Cash, cash equivalents and short-term investments	4,145	4.75%	2,169	2.58%
Other invested assets:
Derivatives:
Interest rate	717	0.82%	1,112	1.32%
Equity market	1,732	1.98%	937	1.11%
Foreign currency exchange rate	313	0.36%	165	0.20%
Credit	16	0.02%	40	0.05%
Total derivatives	2,778	3.18%	2,254	2.68%
FHLB common stock (1)	64	0.07%	71	0.09%
Other	185	0.21%	182	0.22%
Total other invested assets (1)	3,027	3.46%	2,507	2.99%
Total investments and cash and cash equivalents	$87,326	100.00%	$84,195	100.00%

	For the Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Net investment income yield (3)	4.48%	4.50%	4.37%	4.50%	4.30%

(1) The Company reclassified $71 million as of December 31, 2017 of FHLB common stock from equity securities to other invested assets, principally at estimated fair value, to conform to current presentation.

(2) As of December 31, 2017, the Company has included $115 million of commercial mortgage loans previously reported separately.
(3) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Financial Supplement	21

Select Actual and Preliminary Statutory Financial Results (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
REVENUES AND EXPENSES (1)	December 31, 2018 (2)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018 (2)	December 31, 2017
Total revenues (Line 9)	$4,300	$2,921	$2,910	$2,846	$2,834	$12,977	$17,564
Total benefits and expenses before dividends to policyholders (Line 28)	$4,700	$2,383	$2,764	$2,211	$2,012	$12,058	$15,522

	For the Three Months Ended					For the Years Ended
NET INCOME (LOSS) (1)	December 31, 2018 (2)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018 (2)	December 31, 2017
Gain (loss) from operations net of taxes (Line 33)	$(500)	$582	$175	$704	$822	$961	$1,343
Net realized capital gains (losses), net of federal income tax and transfers to interest maintenance reserve (Line 34)	(200)	(388)	(313)	(1,019)	(578)	(1,920)	(1,678)
Net income (loss) (Line 35)	$(700)	$194	$(138)	$(315)	$244	$(959)	$(335)

	As of
COMBINED TOTAL ADJUSTED CAPITAL	December 31, 2018 (2)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Combined total adjusted capital	$7,400	$6,004	$6,042	$6,469	$6,625

(1) Combined statutory results for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and year ended December 31, 2018.

Appendix

Financial Supplement	A-1

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operating and financial results, as well as statements regarding the expected benefits of the separation (the “Separation”) from MetLife, Inc. (“MetLife”) and the recapitalization actions.
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased counterparty risk due to guarantees within certain of our products; the effectiveness of our exposure management strategy and the impact of such strategy on net income volatility and negative effects on our statutory capital; the additional reserves we will be required to hold against our variable annuities as a result of actuarial guidelines; a sustained period of low equity market prices and interest rates that are lower than those we assumed when we issued our variable annuity products; our degree of leverage due to indebtedness incurred in connection with the Separation; the effect adverse capital and credit market conditions may have on our ability to meet liquidity needs and our access to capital; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the effectiveness of our risk management policies and procedures; the availability of reinsurance and the ability of our counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; changes in accounting standards, practices and/or policies applicable to us; the ability of our insurance subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders; our ability to market and distribute our products through distribution channels; the impact of the Separation on our business and profitability due to MetLife’s strong brand and reputation, the increased costs related to replacing arrangements with MetLife with those of third parties and incremental costs as a public company; any failure of third parties to provide services we need, any failure of the practices and procedures of these third parties and any inability to obtain information or assistance we need from third parties, including MetLife; whether the operational, strategic and other benefits of the Separation can be achieved, and our ability to implement our business strategy; whether all or any portion of the Separation tax consequences are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements including the potential of outcomes adverse to us that could cause us to owe MetLife material tax reimbursements or payments or disagreements regarding MetLife’s or our obligations under our other agreements; the impact on our business structure, profitability, cost of capital and flexibility due to restrictions we have agreed to that preserve the tax-free treatment of certain parts of the Separation; the potential material negative tax impact of the Tax Cuts and Jobs Act and other potential future tax legislation that could decrease the value of our tax attributes, lead to increased risk-based capital requirements and cause other cash expenses, such as reserves, to increase materially and make some of our products less attractive to consumers; whether the distribution of shares of Brighthouse Financial, Inc. common stock to MetLife’s stockholders in connection with the Separation (the “Distribution”) will qualify for non-recognition treatment for U.S. federal income tax purposes and potential indemnification to MetLife if the Distribution does not so qualify; our ability to attract and retain key personnel; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).
For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2017 and our subsequent Quarterly Reports on Form 10-Q, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of the non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures highlight our results of operations and the underlying profitability drivers of our business, as well as enhance the understanding of our performance by the investor community.

The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on equity	(vii)	return on equity
(viii)	adjusted return on equity, less notable items	(viii)	return on equity
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.'s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings, which may be positive or negative, is used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure focuses on our primary businesses principally by excluding (i) the impact of market volatility, which could distort trends, and (ii) businesses that have been or will be sold or exited by us, referred to as divested businesses.

Adjusted earnings reflects adjusted revenues less adjusted expenses, both net of income tax, and excludes net income (loss) attributable to noncontrolling interests. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues, net of income tax, in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•
Net derivative gains (losses), except earned income on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and

•Amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees (“GMIB Fees”)(1).

The following are significant items excluded from total expenses, net of income tax, in calculating the adjusted expenses component of adjusted earnings:

•Amounts associated with benefits and hedging costs related to GMIBs (“GMIB Costs”)(1);

•
Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”); and

•Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments(1).

The tax impact of the adjustments mentioned is calculated net of the statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

(1) Collectively, amounts related to GMIB, excluding amounts recorded in NDGL, may be referred to as “GMIB adjustments.”

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Adjusted Earnings per Common Share and Adjusted Return on Equity

Adjusted earnings per common share and adjusted return on equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period.

Adjusted return on equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.'s stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents net investment income including investment hedge adjustments.

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “stockholders’ equity.” Book value per common share is defined as ending Brighthouse Financial, Inc.'s stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.'s stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE95

CTE95 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst 5 percent of a set of capital market scenarios over the life of the contracts.

Financial Supplement	A-5

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst 2 percent of a set of capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets include cash and cash equivalents, short-term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with derivatives and collateral financing arrangements.

Sales

Statistical sales information for life sales is calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Annuity sales consist of 100 percent of direct statutory premiums, except for fixed indexed annuity sales distributed through MassMutual that consist of 90 percent of gross sales. Annuity sales exclude company sponsored internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percent of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Adjusted Statutory Earnings

Adjusted statutory earnings is a measure of our insurance companies' ability to pay future distributions and are reflective of whether our hedging program functions as intended. Adjusted statutory earnings is calculated as statutory pre-tax income less the change in the variable annuities reserve methodology (Actuarial Guideline 43) while including the change in both the reserve and capital methodology based CTE95 calculation, as well as unrealized gains (losses) associated with the variable annuities risk management strategy. Adjusted statutory earnings may be further adjusted for certain unanticipated items that impacted our results in order to help management and investors better understand, evaluate and forecast those results.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMAB	Guaranteed minimum accumulation benefits
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
LIMRA	Life Insurance Marketing and Research Association
NCI	Noncontrolling interests
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VIE	Variable interest entity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Net income (loss) available to shareholders	$1,442	$(271)	$(239)	$(67)	$668
Adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Net investment gains (losses)	(86)	(42)	(75)	(4)	6
Less: Net derivative gains (losses), excluding investment hedge adjustments	2,038	(693)	(316)	(342)	(424)
Less: GMIB adjustments (1)	(169)	26	(38)	6	(35)
Less: Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	(202)	24	(77)	(130)	(37)
Less: Market value adjustments	(1)	7	8	31	(3)
Less: Other (1)	1	(4)	1	(4)	(4)
Less: Provision for income tax (expense) benefit on reconciling adjustments	(325)	141	105	93	173
Adjusted earnings	186	270	153	283	992
Less: Notable items	(13)	(44)	(44)	(5)	795
Adjusted earnings, less notable items	$199	$314	$197	$288	$197

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (2)
Net income (loss) available to shareholders per common share	$12.14	$(2.26)	$(2.01)	$(0.56)	$5.57
Less: Net investment gains (losses)	(0.73)	(0.35)	(0.64)	(0.03)	0.05
Less: Net derivative gains (losses), excluding investment hedge adjustments	17.17	(5.79)	(2.64)	(2.86)	(3.54)
Less: GMIB adjustments (1)	(1.42)	0.22	(0.32)	0.05	(0.29)
Less: Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	(1.70)	0.20	(0.64)	(1.09)	(0.31)
Less: Market value adjustments	(0.01)	0.06	0.07	0.26	(0.03)
Less: Other (1)	0.01	(0.03)	0.01	(0.03)	(0.03)
Less: Provision for income tax (expense) benefit on reconciling adjustments	(2.74)	1.18	0.88	0.78	1.44
Less: Impact of inclusion of dilutive shares	—	0.02	—	—	—
Adjusted earnings per common share	1.56	2.23	1.27	2.36	8.28
Less: Notable items	(0.11)	(0.36)	(0.37)	(0.04)	6.64
Adjusted earnings, less notable items per common share	$1.68	$2.60	$1.64	$2.40	$1.64

(1) Certain amounts prior to June 30, 2018 have been reclassified to conform to the current period presentation.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Equity to Adjusted Return on Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Net income (loss) available to shareholders	$865	$91	$(581)	$(96)	$(378)
Adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Net investment gains (losses)	(207)	(115)	(52)	23	(28)
Less: Net derivative gains (losses), excluding investment hedge adjustments	687	(1,775)	(1,264)	(1,053)	(1,752)
Less: GMIB adjustments (1)	(175)	(41)	(483)	(533)	(655)
Less: Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	(385)	(220)	(322)	(121)	249
Less: Market value adjustments	45	43	35	16	(21)
Less: Other (1)	(6)	(11)	21	(5)	(5)
Less: Provision for income tax (expense) benefit on reconciling adjustments	14	512	732	654	914
Adjusted earnings	$892	$1,698	$752	$923	$920

	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Brighthouse Financial, Inc.’s stockholders’ equity	$13,772	$13,642	$14,348	$14,684	$14,935
Accumulated other comprehensive income (loss) (AOCI)	912	1,030	1,299	1,437	1,530
Brighthouse Financial, Inc.’s stockholders’ equity, excluding AOCI	$12,860	$12,612	$13,049	$13,247	$13,405

	Five Quarters Average Stockholders' Equity Basis
ADJUSTED RETURN ON EQUITY	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Return on equity	6.3%	0.7%	(4.0)%	(0.7)%	(2.5)%
Return on AOCI	94.8%	8.8%	(44.7)%	(6.7)%	(24.7)%
Return on equity, excluding AOCI	6.7%	0.7%	(4.5)%	(0.7)%	(2.8)%
Return on adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Return on net investment gains (losses)	(1.6)%	(0.9)%	(0.4)%	0.2%	(0.2)%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	5.4%	(14.1)%	(9.8)%	(8.0)%	(13.0)%
Less: Return on GMIB adjustments (1)	(1.4)%	(0.3)%	(3.7)%	(4.0)%	(4.9)%
Less: Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	(3.0)%	(1.7)%	(2.5)%	(0.9)%	1.8%
Less: Return on market value adjustments	0.3%	0.3%	0.3%	0.1%	(0.2)%
Less: Return on other (1)	—%	(0.1)%	0.2%	—%	—%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	0.1%	4.0%	5.6%	4.9%	6.8%
Adjusted return on equity	6.9%	13.5%	5.8%	7.0%	6.9%
(1) Certain amounts prior to June 30, 2018 have been reclassified to conform to the current period presentation.

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Total revenues	$4,026	$1,422	$1,702	$1,815	$1,880	$8,965	$6,842
Less: Net investment gains (losses)	(86)	(42)	(75)	(4)	6	(207)	(28)
Less: Net derivative gains (losses)	2,039	(691)	(312)	(334)	(413)	702	(1,620)
Less: Other GMIB adjustments:
GMIB fees	67	68	69	67	71	271	280
Investment hedge adjustments	(1)	(2)	(3)	(8)	(11)	(14)	(132)
Other	—	—	(3)	(4)	(2)	(7)	—
Total adjusted revenues	$2,007	$2,089	$2,026	$2,098	$2,229	$8,220	$8,342

Total expenses	$2,239	$1,790	$2,019	$1,928	$2,102	$7,976	$7,457
Less: Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	202	(24)	77	130	37	385	(249)
Less: Other adjustments to expenses:
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	235	42	107	61	106	445	935
Other	1	(3)	(11)	(31)	5	(44)	22
Less: Divested business	—	—	—	—	—	—	4
Total adjusted expenses	$1,801	$1,775	$1,846	$1,768	$1,954	$7,190	$6,745

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Years Ended
NET INVESTMENT GAINS (LOSSES)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Investment portfolio gains (losses)	$(55)	$(35)	$(68)	$2	$13	$(156)	$(11)
Investment portfolio writedowns	(2)	(4)	(2)	(3)	(6)	(11)	(14)
Total net investment portfolio gains (losses)	(57)	(39)	(70)	(1)	7	(167)	(25)
Other incremental net investment income	(29)	(3)	(5)	(3)	(1)	(40)	(3)
Net investment gains (losses)	$(86)	$(42)	$(75)	$(4)	$6	$(207)	$(28)

	For the Three Months Ended
NET INVESTMENT INCOME YIELD	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Investment income yield (1)	4.62%	4.67%	4.53%	4.65%	4.46%
Investment fees and expenses	(0.14)%	(0.17)%	(0.16)%	(0.15)%	(0.16)%
Net investment income yield (1)	4.48%	4.50%	4.37%	4.50%	4.30%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.